ANNUAL REPORT, August 31, 1999

THE RUSHMORE FUND, INC.

4922 Fairmont Avenue, Bethesda, Maryland 20814
(800) 343-3355            (301)657-1500

October 14, 1999

Dear Shareholder:

The U.S. Government Bond Portfolio invests primarily in the ten- and thirty-year Treasury issues. Our objective is to provide high current income as well as maintain safety of principal. For the fiscal year ended August 31, 1999, the total return of the portfolio was (5.51)%. The Portfolio had an annualized net investment income 4.57% of net assets for the year ended August 31, 1999, and an average maturity of 21.6 years.

The past year in the bond market has been one of increasing market yields as the U.S. economy continues to be a cause for concern to investors worried about rising inflation. Almost one year after the yield on the benchmark thirty-year Treasury bond fell to 4.69%, it climbed back up to a 52 week high of 6.27% in August of this year before ending that month yielding 6.07%. The slowdown in the U.S. economy that many market watchers had predicted would happen in 1999 has yet to emerge, due in part to continued strong consumer demand as well as recovering global economies. Sustained low levels of unemployment and highly valued equity markets have also contributed to the renewed concern over rising inflation. The Federal Reserve has reacted to these fears of an overheating economy with two Federal Funds rate increase of 25 basis points, leaving the Fed Funds rate at 5.25%.

Unless more substantial negative economic data is released, we don't expect the Federal Reserve to make any further adjustments to interest rates in 1999. While some reports have shown signs of increasing price pressures, the overall inflation environment remains relatively benign. Another factor as the millennium comes to a close is the Y2K scenario. With all the concern surrounding the changeover to the year 2000, it is doubtful that the Federal Reserve would add to market anxiety by adjusting interest rates in the last few months of the year unless absolutely necessary. While another rate hike is not completely out of the question for this year, a more likely scenario seems to be for an increase in the first quarter of 2000 if the U.S. economy threatens to overheat.

As always, we thank you for your support and look forward to serving your investment needs in the future.

Sincerely,

{SIGNATURE}                                                                                 {SIGNATURE}

Daniel L. O'Connor                                                                            Richard J. Garvey
Chairman of the Board                                                                         President

THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENT OF NET ASSETS
August 31, 1999
	Face	Value
	Amount	(Note 1)
U.S. TREASURY OBLIGATIONS: 97.8%
US Treasury Notes, 5.625%, 5/15/08	$ 1,500,000	$ 1,448,438
US Treasury Notes, 4.750%, 11/15/08	2,000,000	1,810,626
US Treasury Bonds, 7.625%, 2/15/25	3,550,000	4,089,156
US Treasury Bonds, 6.875%, 8/15/25	4,000,000	4,230,000
US Treasury Bonds, 6.125%, 11/15/27	1,000,000	969,375
Total US Treasury Obligations (Cost $12,881,878)		12,547,595
REPURCHASE AGREEMENT: 1.6%
With Paine Webber dated 8/31/99 at 540% to be repurchased at $207,786 on 9/1/99, collateralized by $209,864 in US Treasury Notes, due 12/31/99
(Cost $207,755)		207,755
Total Investments: 99.4% (Cost $13,089,633)		12,755,350
Other Assets less Liabilities: 0.6%		81,804
Net Assets: 100.0%		$ 12,837,154
Net Asset Value Per Share (Based on 1,261,957 Shares Outstanding)		$10.17
Net Assets Consist of:
Paid-in-Capital		$ 13,256,572
Accumulated Net Realized Loss on Investments		(85,135)
Net Unrealized Depreciation of Investments		(334,283)
Net Assets		$ 12,837,154
Income Tax Information:

At August 31, 1999, the cost of the investment securities for Federal income tax purposes was
   $13,089,633. Net unrealized depreciation was $334,283 of which $186,539 related to appreciated investment securities and $520,822 related to depreciated investment securities.

At August 31, 1999, the Fund had a capital loss carry forward of $85,135 which expires on August 31, 2005.
Other Information: For the year ended August 31, 1999, purchases of securities, excluding short-term securities, were $7,792,500 and sales (including maturities) of securities were $18,784,016.
See Notes to Financial Statements.
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THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENT OF OPERATIONS
For the Year Ended August 31, 1999

Interest Income (Note 1)	$ 964,592
Expenses
Investment Advisory Fee (Note 2)	90,039
Administrative Fee (Note 2)	54,031
Total Expenses	144,070
Net Investment Income	820,522
Net Realized Gain on Investment Transactions	502,177
Change in Net Unrealized Appreciation/Depreciation of Investments	(1,977,128)
Net Loss on Investments	(1,474,951)
Net Decrease in Net Assets Resulting from Operations	$ (654,429)

See Notes to Financial Statements.
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THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended August 31,

	1999	1998
Increase (Decrease) in Net Assets
Operations
Net Investment Income	$ 820,522	$ 882,665
Net Realized Gain on Investment Transactions	502,177	160,475
Change in Net Unrealized Appreciation/Depreciation of Investments	(1,977,128)	2,107,472
Net Increase (Decrease) in Net Assets Resulting from Operations	(654,429)	3,150,612
Distributions to Shareholders
From Net Investment Income	(820,522)	(882,665)
Share Transactions
Net Proceeds from Sales of Shares	45,396,394	33,728,661
Reinvestment of Distributions	740,600	748,179
Cost of Shares Redeemed	(59,085,077)	(24,696,560)
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(12,948,083)	9,780,280
Total Increase (Decrease) in Net Assets	(14,423,034)	12,048,227
Net Assets -- Beginning of Year	27,260,188	15,211,961
Net Assets -- End of Year	$ 12,837,154	$ 27,260,188

Shares
Sold	4,034,097	3,128,125
Issued in Reinvestment of Distributions	67,288	69,888
Redeemed	(5,258,021)	(2,313,568)
Net Increase (Decrease) in Shares	(1,156,636)	884,445

See Notes to Financial Statements.
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THE RUSHMORE FUND, INC. U.S. Government Bond Portfolio

FINANCIAL HIGHLIGHTS

	For the Years Ended August 31,
	1999	1998	1997	1996	1995
Per Share Operating Performance:
Net Asset Value -- Beginning of Year	$ 11.27	$ 9.92	$ 9.39	$ 9.89	$ 9.08
Income from Investment Operations:
Net Investment Income	0.50	0.53	0.55	0.56	0.61
Net Realized and Unrealized Gain (Loss)
on Investments	(1.10)	1.35	0.55	(0.50)	0.81
Total from Investment Operations	(0.60)	1.88	1.10	0.06	1.42
Distributions to Shareholders:
From Net Investment Income	(0.50)	(0.53)	(0.55)	(0.56)	(0.61)
From Net Realized Gain	-	-	(0.02)	-	-
Total Distributions	(0.50)	(0.53)	(0.57)	(0.56)	(0.61)
Net Increase (Decrease) in Net Asset Value	(1.10)	1.35	0.53	(0.50)	0.81
Net Asset Value -- End of Year	$ 10.17	$ 11.27	$ 9.92	$ 9.39	$ 9.89
Total Investment Return	(5.51)%	19.35%	11.94%	0.41%	16.35%
Ratios to Average Net Assets:
Expenses.	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income	4.57%	4.98%	5.60%	5.59%	6.75%
Supplementary Data:
Portfolio Turnover Rate	46%	49%	19%	95%	63%
Net Assets at End of Year (in thousands)	$ 12,837	$ 27,260	$ 15,212	$ 21,424	$ 16,391
Number of Shares Outstanding at End of
Year (in thousands)	1,262	2,419	1,534	2,281	1,658

See Notes to Financial Statements.

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THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio

NOTES TO FINANCIAL STATEMENTS
August 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

The Rushmore Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund currently consists of one portfolio, the U.S. Government Bond Portfolio. On August 31, 1999, there were 1,000,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

  Securities of the U.S. Government Bond Portfolio are valued on the basis of the average of quoted bid and ask prices when market quotations are available. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith.

  Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Realized gain and loss from security transactions are computed on an identified cost basis.

  Net investment income is computed and dividends are declared daily in the U.S. Government Bond Portfolio. Income dividends in this portfolio are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.50% of the average daily net assets. Certain Officers and Directors of the Fund are affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Funds assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.30% of the average daily net assets of the Fund. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at August 31, 1999.

3.  SUBSEQUENT EVENT

On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc.  The transaction is subject to various regulatory approvals.

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THE RUSHMORE FUND, INC.
U.S. Government Bond Portfolio

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
  of The Rushmore Fund, Inc.:

We have audited the accompanying statement of net assets of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc. as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Bond Portfolio of The Rushmore Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the above stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Princeton, New Jersey
October 19, 1999
(October 21, 1999, as to Note 3)

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